Bank Premises and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Bank Premises and Equipment
(9)	Bank Premises and Equipment

At December 31, 2016 and 2015, bank premises and equipment are as follows:

(Dollars in thousands)	2016	2015
Land	$2,315	$2,906
Buildings	9,517	10,789
Furniture, fixtures, and equipment	8,184	8,742
Leasehold improvements	1,432	1,212
Construction in progress	89	18

Total cost	21,537	23,667
Less accumulated depreciation	(10,463)	(9,674)

Net book value of bank premises and equipment	11,074	13,993
Assets held for sale	1,894	—

Total bank premises and equipment	$12,968	$13,993

Depreciation expense was $1,658,000 in 2016, $1,485,000 in 2015, and $1,235,000 in 2014.

As of December 31, 2016, assets held-for-sale consisted of three full service retail banking properties. These properties were transferred from land and buildings to assets held for sale due to Mid Penn’s intent to sell them during January 2017. An impairment charge of $142,000 was recorded on one of the properties at December 31, 2016 and included in other expenses on the Consolidated Statements of Income.

On January 20, 2017, Mid Penn consummated the sale of the three properties for an aggregate sale price of $2,240,000, which exceeded Mid Penn’s combined carrying value by approximately $346,000. Two of the properties are being leased back by Mid Penn for a period of at least 15 years, and the respective gains on the sales of those properties will be recognized over the life of the leases.

Operating Leases:

As of December 31, 2016, Mid Penn was obligated to utilize certain premises under certain non-cancelable operating leases, which expire at various dates through the year ending December 31, 2035. Many of these leases contain renewal options and certain leases contain escalation clauses calling for rentals to be adjusted for increased real estate taxes and other operating expenses or proportionately adjusted for increases in consumer or other price indices. Four of Mid Penn’s operating leases are with related parties. The rental expense paid to related parties was $348,000 in 2016, $279,000 in 2015, and $54,000 in 2014. The future minimum payments to related parties are $346,000 (2017), $302,000 (2018), $304,000 (2019), $305,000 (2020), $213,000 (2021), and $2,118,000 thereafter.

In 2016, Mid Penn entered into two subleasing agreements with escalation clauses to two unrelated parties. The first sublease agreement began on April 1, 2016, while the second sublease began on July 1, 2016. Both subleases end on March 31, 2021.

The following summary reflects the future minimum rental payments by year under Mid Penn’s operating leases as of December 31, 2016, including a breakdown of the sublease rental income and future minimum payments owed to related parties.

(Dollars in thousands)	Lease Obligation	Sublease Rental Income	Net Rental Expense
2017	$1,121	$74	$1,047
2018	1,115	79	1,036
2019	1,116	81	1,035
2020	793	81	712
2021	582	20	562
thereafter	5,666	—	5,666

	$10,393	$335	$10,058

Rental expense in connection with leases was $716,000 in 2016, $627,000 in 2015, and $151,000 in 2014.